                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         OCTOBER 4, 1995
                                                     --------------------------



                              SEMTECH CORPORATION
    ------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     1-6395               95-2119684
     -------------------            -----------        ---------------------
       (STATE OR OTHER             (COMMISSION            (IRS EMPLOYER
        JURISDICTION               FILE NUMBER)        IDENTIFICATION NO.)
       OF INCORPORATION)


         652 MITCHELL ROAD, NEWBURY PARK, CALIFORNIA                91320
     -----------------------------------------------------------------------
          ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 ZIP CODE


  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (805) 498-2111
                                                      --------------------------



                                NOT APPLICABLE
     ----------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On October 4, 1995, the Registrant entered into an Agreement and Plan of Merger ("Merger Agreement") among the Registrant, Semtech Acquisition Corp. (a wholly owned subsidiary of the Registrant), Gamma Inc. (dba ECI Semiconductor) and the Shareholders of Gamma Inc. dated October 4,1995. Pursuant to the Merger Agreement, on October 4, 1995, Semtech Acquisition Corp. was merged into Gamma Inc., and Gamma Inc. was the surviving corporation and became a wholly-owned subsidiary of the Registrant. Gamma Inc. was then renamed Semtech Santa Clara Corp. Each share of Gamma Inc. Stock outstanding on October 4, 1995, by virtue of the Merger Agreement, was exchanged for and converted into fully paid and nonassessable voting common shares, par value $.01 per share, of Semtech Corporation common stock, at the exchange rate of 775,000 shares of Semtech Corporation common stock, for 147,566 shares of Gamma Inc. common stock. This agreement defines the terms under which all the outstanding shares of Gamma Inc. were exchanged. Semtech Corporation acquired Gamma Inc. to integrate and complement its existing businesses and technology.

The Registrant also entered into a Registration Rights Agreement dated October 4, 1995. This agreement provides that the Semtech Corporation will file with the Securities and Exchange Commission, not later than 90 days after October 4, 1995, a Registration Statement under the Securities Act covering the 775,000 shares of newly issued common stock of the Semtech Corporation which was exchanged for all of the outstanding stock of Gamma Inc. The Registration shall be on Form S-3 or another appropriate form permitting registration of such securities for resale by the former shareholders of Gamma Inc. from time to time. Semtech issued 775,000 new shares of common stock in exchange for all of Gamma, Inc.'s (dba ECI Semiconductor) outstanding stock. Semtech Corporation agreed to use its best efforts to cause this registration to become effective under the Securities Act of 1933, as amended, as soon as practicable following the date on which it is filed.

The Registrant also entered into the Escrow Agreement dated October 4, 1995 among the Registrant, the former shareholders of Gamma Inc. and Bank of America NT&SA. This agreement defines terms under which 50,000 (approximately 6.5%) of the shares of Semtech Corporation common stock acquired by the shareholders of Gamma Inc through the Merger Agreement will be held in escrow for a period which under no circumstances will exceed one year for the purpose of satisfying any indemnification obligations of such shareholders arising under the Merger Agreement.

The foregoing descriptions are qualified in their entirety by reference to the full texts of the Merger Agreement, the Registration Rights Agreement and Escrow Agreement, which were previously filed with the Securities and Exchange Commission in an 8-K filing done 15 days after the subject event.

ITEM 5.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)   The following financials statements of Gamma, Inc. are filed herewith:

               Report of Independent Public Accountants

               Balance Sheet as of January 29, 1995

               Statement of Income for the Twelve Months Ended January 29, 1995

               Statement of Cash Flows for the Twelve Months Ended January 29, 1995

               Notes to Financial Statements


    (b)   The following Pro Forma financial statements are filed herewith:

               Pro Forma Combined Balance Sheet  as of July 30, 1995

               Pro Forma Combined Statements of Income for the Twelve Months
                    Ended January 29, 1995

               Pro Forma Combined Statements of Income for the Six Months
                    Ended July 30, 1995

    (c) The following exhibits were previously filed with the Commission within 15 days of the subject event.

        2.1 Agreement and Plan of Merger ("Merger Agreement") among the Semtech Corporation, Semtech Acquisition Corp., Gamma Inc. (dba ECI Semiconductor) and the Shareholders of Gamma Inc. dated October 4,1995.

        2.2   Registration Rights Agreement dated October 4, 1995.

        2.3 Escrow Agreement among Semtech Corporation, Michael Himes, Michael Wilson, Jim Preston, Troy Speers, and Extek Company and Bank of America NT&SA, dated October 4, 1995.

        99.1  Press Release, dated October 4, 1995.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    SEMTECH CORPORATION
                                    -------------------
                                      (Registrant)



Date:  December 18, 1995

                                    /s/ David G. Franz, Jr.
                                    -----------------------------------
                                    David G. Franz, Jr.
                                    Vice President Finance and
                                    Chief Financial Officer,
                                    Secretary and Treasurer

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ----------------------------------------



To the Board of Directors of
  Gamma, Inc. (dba ECI Semiconductor):

We have audited the accompanying balance sheet of GAMMA, INC. (dba ECI Semiconductor, a California corporation), as of January 29, 1995, and the related statements of income, shareholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gamma, Inc. (dba ECI Semiconductor) as of January 29, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                                 ARTHUR ANDERSEN LLP


Los Angeles, California
December 6, 1995

                                  GAMMA, INC.
                                  -----------

                            (dba ECI SEMICONDUCTOR)
                            -----------------------

                                 BALANCE SHEET
                                 -------------

                            AS OF JANUARY 29, 1995
                            ----------------------

                                    ASSETS
                                    ------

Current Assets:
   Cash                                                         $  424,487
   Accounts receivable, net of allowance
     for doubtful accounts of $62,975                              865,552
   Inventories                                                     651,347
   Prepaid expenses                                                 16,898
   Deferred income taxes                                           352,209
                                                                ----------
         Total current assets                                    2,310,493
                                                                ----------

Property, Plant and Equipment, at cost:
   Machinery and equipment                                         422,463
   Office equipment                                                 72,284
   Vehicles                                                          9,576
   Leasehold improvements                                           56,446
                                                                ----------
                                                                   560,769

   Less accumulated depreciation and
     amortization                                                 (516,085)
                                                                ----------

   Net property, plant and equipment                                44,684

Deposits                                                            21,049
                                                                ----------

     Total assets                                               $2,376,226
                                                                ==========


   The accompanying notes are an integral part of this financial statement.

                                  GAMMA, INC.
                                  -----------

                            (dba ECI SEMICONDUCTOR)
                            -----------------------

                                 BALANCE SHEET
                                 -------------

                            AS OF JANUARY 29, 1995
                            ----------------------

                     LIABILITIES AND SHAREHOLDERS' DEFICIT
                     -------------------------------------

Current liabilities:
   Accounts payable                                             $1,027,872
   Deferred revenue                                                200,000
   Accrued liabilities                                             732,066
   Notes payable                                                    36,047
   Income taxes payable                                            190,577
   Deferred rent                                                    18,696
                                                                ----------
         Total current liabilities                               2,205,258

Deferred compensation                                              955,000
                                                                ----------
         Total liabilities                                       3,160,258
                                                                ----------

Commitments and contingencies - Note 4

Shareholders' deficit:
   Common stock, no par value:
      Authorized - 1,000,000 shares
      Outstanding - 147,566 shares                                  61,534
   Accumulated deficit                                            (845,566)
                                                                ----------
   Total shareholders' deficit                                    (784,032)
                                                                ----------
         Total liabilities and shareholders' deficit            $2,376,226
                                                                ==========


   The accompanying notes are an integral part of this financial statement.

                                  GAMMA, INC.
                                  -----------

                            (dba ECI SEMICONDUCTOR)
                            -----------------------

                              STATEMENT OF INCOME
                              -------------------

                      FOR THE YEAR ENDED JANUARY 29, 1995
                      -----------------------------------



Sales                                                           $8,795,491

Cost of goods sold                                               5,791,163
                                                                ----------
Gross profit                                                     3,004,328
                                                                ----------
Operating expenses:
   Research and development                                        704,471
   Selling, general and administrative                           1,961,473
                                                                ----------
                                                                 2,665,944
                                                                ----------
        Income from operations                                     338,384

Other expense                                                        4,299
                                                                ----------
        Income before provision for income taxes                   334,085

Provision for income taxes                                          19,237
                                                                ----------
        Net income                                              $  314,848
                                                                ==========


   The accompanying notes are an integral part of this financial statement.

                                  GAMMA, INC.
                                  -----------

                            (dba ECI SEMICONDUCTOR)
                            -----------------------

                      STATEMENT OF SHAREHOLDERS' DEFICIT
                      ----------------------------------

                      FOR THE YEAR ENDED JANUARY 29, 1995
                      -----------------------------------

                                   Common Stock    Accumulated    Shareholders'
                                  Shares   Amount    Deficit         Deficit
                                  ------   ------  -----------    -------------
Balance, January 30, 1994        140,066  $26,082  $(1,160,414)    $(1,134,332)

Common stock issued in
   exchange for services           7,500   35,452         -             35,452

Net income                          -        -         314,848         314,848
                                 -------  -------  -----------     -----------

Balance, January 29, 1995        147,566  $61,534  $  (845,566)    $  (784,032)
                                 =======  =======  ===========     ===========


   The accompanying notes are an integral part of this financial statement.

                                  GAMMA, INC.
                                  -----------

                            (dba ECI SEMICONDUCTOR)
                            -----------------------

                            STATEMENT OF CASH FLOWS
                            -----------------------

                      FOR THE YEAR ENDED JANUARY 29, 1995
                      -----------------------------------

                                                                       1995
                                                                    ----------
Cash flows from operating activities:
   Net income                                                        $ 314,848
   Adjustments to reconcile net income to net cash
      provided by operating activities:
      Depreciation                                                      30,310
      Deferred income taxes                                           (130,221)
      Provision for doubtful accounts                                  (20,892)
      Common stock issued in exchange
         for services                                                   35,452
      (Increase) decrease in operating assets:
         Accounts receivable                                          (298,782)
         Inventories                                                  (273,652)
         Prepaid expenses                                               (6,553)
         Deposits                                                      (10,000)
      Increase (decrease) in operating liabilities:
         Accounts payable                                              267,587
         Deferred Revenue                                               (7,092)
         Accrued liabilities                                           126,733
         Income taxes payable                                          149,502
         Deferred rent                                                 (15,798)
                                                                     ---------
Net cash provided by operating activities                              161,442
                                                                     ---------
Cash flows used in financing activities;
   Principal payments on notes payable                                 (16,916)
                                                                     ---------

Net increase in cash                                                   144,526

Cash, beginning of year                                                279,961
                                                                     ---------
Cash, end of year                                                    $ 424,487
                                                                     =========



   The accompanying notes are an integral part of this financial statement.

                                  GAMMA, INC.
                                  -----------

                            (dba ECI SEMICONDUCTOR)
                            -----------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                               JANUARY 29, 1995
                               ----------------



1.  Line of Business and Summary of Significant Accounting Policies
    ---------------------------------------------------------------

    Organization - Gamma, Inc. (the Company), was incorporated in April 1977
    ------------
    and commenced operations in 1988. The Company manufactures silicon wafers for the electronics industry.

    Inventories - Inventories are stated at the lower of cost or market and
    -----------
    consist of materials, labor and overhead. Cost is determined on the first-in, first-out (FIFO) method.

    Property, Plant and Equipment - Property, plant and equipment are stated at
    -----------------------------
    cost and are being depreciated on the straight-line method over the lesser of 5 years or the life of the lease.

    Income taxes - Income taxes are provided for the tax effects of
    ------------
    transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes relate primarily to temporary differences between the bases of assets and liabilities for financial and income tax reporting purposes using the statutory marginal income tax rate in effect for the year in which the differences are expected to reverse. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

    Revenue Recognition - The Company recognizes product revenue upon shipment.
    -------------------
    Product design and engineering revenue is recognized during the period in which services are performed.

2.  Inventories
    -----------

Inventories as of January 29, 1995, were comprised of the following components:

    Raw materials                           $ 16,637
    Work in process                          623,514
    Finished goods                            11,196
                                            --------
                                            $651,347
                                            ========

3.  Income taxes
    ------------

The provision for income taxes for the year ended January 29, 1995 consists of the following:


    Current:
       Federal                              $ 112,675
       State                                   36,783
                                            ---------
                                              149,458
    Deferred:
       Federal                               (100,199)
       State                                  (30,022)
                                            ---------
                                             (130,221)
                                            ---------
   Provision for income taxes               $  19,237
                                            =========

The components of the net deferred income tax asset at January 29, 1995 are as follows:

    Deferred tax assets:
    Payroll and related                     $ 474,406
    Environmental accrual                     100,345
    Research and development
      tax credit                              143,000
    Reserve for credit memos                   60,207
    Deferred revenue                           30,505
    Other deferred assets                      43,914
                                            ---------
    Total deferred income taxes               852,377
    Valuation reserve                        (500,168)
                                            ---------
    Net deferred income taxes               $ 352,209
                                            =========

The provision for income taxes reconciles to the amount computed by applying the statutory federal rate to income before taxes as follows:

                                                 Amount             Percent
                                                --------           ---------
    Computed expected tax                       $113,589              34.0%

    State income taxes, net of
      federal benefit                             20,713               6.2%

    Change in valuation reserve                  (96,045)            (28.7)%

    Other                                        (19,020)             (5.7)%
                                                --------             -------
    Provision for income taxes                  $ 19,237               5.8%
                                                ========             =======

The Company has federal and state research and development tax credit carryforwards of approximately $103,000 and $40,000, respectively. These credits are available to offset future income taxes and expire in various years through 2010.

4.  Commitments and Contingencies
    -----------------------------

    Building lease
    --------------

    The Company leases its facilities under long-term non-cancelable operating leases which expire at various dates through November 1997. Certain lease payments increase over the life of the leases. The difference between the lease payments required and the lease expense recognized on the straight-line method is recorded as deferred rent. Rent expense for the year ended January 29, 1995, was approximately $225,000.

    The future minimum annual lease payments are summarized as follows:

                               Fiscal Year
                                  Ending
                               -----------
                               1996               $219,351
                               1997                 94,344
                               1998                 70,758
                                                  --------
                                                  $384,453
                                                  ========

    Deferred Compensation
    ---------------------

    On September 10, 1989, the Company entered into an employment contract with its majority shareholder. The agreement guarantees continuing salary payments to the shareholder upon termination of employment equal to his compensation at the point of termination, plus certain benefits, for a period of three years. The liability was recorded by the Company in the year the contract was entered into. The present value of this commitment as of January 29, 1995 is $955,000 which is reflected in the accompanying financial statements.

5.  Major customers
    ---------------

As of January 29, 1995, three customers accounted for 29, 28 and 7 percent of sales, as well as 36, 17 and 11 percent of accounts receivable, respectively.

6.  Accrued Liabilities
    -------------------

Accrued liabilities consist of the following:

    Payroll and related                  $304,614
    Sales tax                              27,452
    Environmental                         250,000
    Reserve for credit memos              150,000
                                         --------
                                         $732,066
                                         ========

7.  Notes payable
    -------------

    Note payable, bearing interest at 7.25%, due in
       monthly installments to 1996, collateralized
       by certain equipment                                    $  18,553

    Note payable, bearing interest at 7.25%, due in
       monthly installments to 1996, collateralized
       by certain equipment                                       17,494
                                                               ---------
                                                               $  36,047
                                                               =========

8.  Environmental Matters
    ---------------------

The Company utilizes several types of acids and solvents in the manufacturing process which are neutralized in a series of underground tanks. The Company has decided to remove underground acid neutralization tanks to be replaced with an upgraded system as certain contaminants have been collected from a monitoring well on the property. The Company has accrued $250,000 for the removal of the underground tanks, installation of a treatment system and filtering of compounds. Based on advice of environmental consultants, Company management believes this reserve is adequate to cover the related costs and any future clean-up.

9.  Employee Benefit Plan
    ---------------------

The Company maintains a defined contribution plan under section 401(k) of the Internal Revenue Code. Under this plan, employees may defer up to 12% of their salary, subject to Internal Revenue Service limits. Company contributions to the plan are at the discretion of the board of directors. The Company contributed $49,000 to the plan for fiscal 1995 which is accrued in the accompanying financial statements.

10. Deferred Revenue
    ----------------

Deferred revenue represents cash advances from customers for product design and engineering services. Services are generally performed within one year.

11. Statement of Cash Flows
    -----------------------

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

For the year ended January 29, 1995, $35,452 of services were contributed in exchange for 7,500 shares of the Company's common stock. The services have been recorded in the accompanying income statement at the fair market value of the services at the date of the transfer as determined by Company management.

For the year ended January 29, 1995, cash payments for interest were approximately $3,000, and there were no cash payments for income taxes.

12. Subsequent event
    ----------------

In October 1995, the shareholders of the Company agreed to exchange their stock for 775,000 shares of common stock of Semtech Corporation. This transaction is being accounted for as a pooling of interests.

                     SEMTECH CORPORATION AND SUBSIDIARIES
                     ------------------------------------

                       UNAUDITED PRO-FORMA BALANCE SHEET
                       ---------------------------------

                              AS OF JULY 30, 1995
                              -------------------

                    (In thousands except per share amounts)


                                            ASSETS
                                            ------

                                          Historical
                                  ------------------------
                                                                   (a)
                                  Gamma, Inc.     Semtech       Pro-Forma      Pro-Forma
                                  (Unaudited)   (Unaudited)    Adjustments    (Unaudited)
                                  ------------  -----------  -------------   ------------
Cash and cash equivalents            $1,036      $ 4,018           $              $ 5,054
Temporary investments                     -          411                              411
Receivables, net                      1,324        6,336              (78)(c)       7,582
Inventories                             818        7,005                            7,823
Income tax refundable                     -           80                               80
Other current assets                      9          396                              405
                                     ------      -------           ------         -------
      Total current assets            3,187       18,246              (78)         21,355
                                     ------      -------           ------         -------

Property plant and
  equipment                              74        4,348                            4,422
Deferred tax asset                      364          214                              578
Other Assets                             21          393                              414
                                     ------      -------           ------         -------
      Total assets                   $3,646      $23,201              (78)         26,769
                                     ======      =======           ======         =======

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------
Current portion of
  long-term debt                     $   36      $   297           $              $   333
Accounts payable                      1,278        2,382              (78)(c)       3,582
Accrued liabilities                   1,076        1,550              300 (e)       2,926
Income taxes payable                    740          510              324           1,250
Other current
  liabilities                           216           -                               216
                                     ------      -------           ------         -------

      Total current
        liabilities                   3,346        4,739              222           8,307
                                     ------      -------           ------         -------

Long-term debt, less current             -           547                              547
Deferred Compensation                   639           -                               639

SHAREHOLDERS' EQUITY:
  Common stock                           62           65              (54)(a)          73
  Additional paid-in capital             -         9,064               54 (a)       9,118
  Retained earnings                    (401)       9,046             (324)(e)       8,345
  Cumulative translation
    adjustment                           -          (260)                            (260)
                                     ------      -------           ------         -------
      Total shareholders'
        equity                         (339)      17,915             (300)         17,276
                                     ------      -------           ------         -------

      Total liabilities
        and shareholders'
        equity                       $3,646      $23,201           $  (78)        $26,769
                                     ======      =======           ======         =======


    The accompanying notes are an integral part of this pro-forma financial statement.

                     SEMTECH CORPORATION AND SUBSIDIARIES
                     ------------------------------------

                         UNAUDITED PRO-FORMA COMBINED
                         ----------------------------

                               INCOME STATEMENTS
                               -----------------

                           FOR THE SIX MONTHS ENDED
                           ------------------------

                                 JULY 30, 1995
                                 -------------

                    (In thousands except per share amounts)


                                           Historical
                                   ------------------------
                                                                   (b)
                                   Gamma, Inc.     Semtech       Pro-Forma       Pro-Forma
                                   (Unaudited)   (Unaudited)    Adjustments     (Unaudited)
                                   ------------  -----------  --------------   ------------

NET SALES                             $7,616       $19,916    $      (78)(c)    $ 27,454

COST OF SALES                          4,672        11,874           (78)(c)      16,468
                                      ------       -------       -------        --------
          Gross profit                 2,944         8,042            -           10,986
                                      ------       -------       -------        --------

OPERATING COSTS AND
  EXPENSES:
  Selling, general and
    administrative                     1,470         3,723                         5,193
  Product development and
    engineering                          638           599            -            1,237
                                      ------       -------       -------        --------

          Total operating costs
            and expenses               2,108         4,322            -            6,430
                                      ------       -------       -------        --------

                Income from
                  operations             836         3,720            -            4,556
                                      ------       -------       -------        --------

OTHER (INCOME) EXPENSE:
  Interest                                 4           (28)                          (24)
  Other expense, net                      35            -             -               35
                                      ------       -------       -------        --------
                Income before
                  taxes                  797         3,748            -            4,545
                                      ------       -------       -------        --------

PROVISION FOR INCOME TAXES               353         1,113            -            1,466
                                      ------       -------       -------        --------

                Net income            $  444       $ 2,635       $    -         $  3,079
                                      ======       =======       =======        ========

INCOME PER COMMON SHARE:
          Primary                                    $0.49                         $0.50(d)
          Fully diluted                              $0.47                         $0.49(d)

WEIGHTED AVERAGE SHARES
  OUTSTANDING:
          Primary                                    5,370                         6,145 (d)
          Fully diluted                              5,566                         6,341 (d)


    The accompanying notes are an integral part of this pro-forma financial statement.

                     SEMTECH CORPORATION AND SUBSIDIARIES
                     ------------------------------------

                UNAUDITED PRO-FORMA COMBINED INCOME STATEMENTS
                ----------------------------------------------

                      FOR THE YEAR ENDED JANUARY 29, 1995
                      -----------------------------------

                    (In thousands except per share amounts)


                                          Historical
                                     --------------------
                                                                 (b)
                                                              Pro-Forma        Pro-Forma
                                     Gamma, Inc.  Semtech     Adjustments      (Unaudited)
                                     -----------  --------    -----------      ------------
NET SALES                               $8,795     $25,810        $                $34,605

COST OF SALES                            5,791      17,542              -           23,333
                                        ------     -------        --------         -------
          Gross profit                   3,004       8,268              -           11,272
                                        ------     -------        --------         -------

OPERATING COSTS AND
  EXPENSES:
  Selling, general and
    administrative                       1,962       5,623                           7,585
  Product development and
    engineering                            704         884              -            1,588
                                        ------     -------        --------         -------

          Total operating costs
            and expenses                 2,666       6,507              -            9,173
                                        ------     -------        --------         -------

                Income from
                  operations               338       1,761              -            2,099
                                        ------     -------        --------         -------

OTHER (INCOME) EXPENSE:
  Interest expense                          -          160                             160
  Other expense, net                         4         (93)             -              (89)
                                        ------     -------        --------         -------

                Income before
                  taxes                    334       1,694              -            2,028
                                        ------     -------        --------         -------

PROVISION FOR INCOME TAXES                  19         507              -              526
                                        ------     -------        --------         -------

                Net income              $  315     $ 1,187        $     -          $ 1,502
                                        ======     =======        ========         =======

INCOME PER COMMON SHARE:
          Primary                                    $0.25                           $0.27(d)
          Fully diluted                              $0.22                           $0.25(d)

WEIGHTED AVERAGE SHARES
  OUTSTANDING:
          Primary                                    4,743                           5,518(d)
          Fully diluted                              5,328                           6,103(d)


    The accompanying notes are an integral part of this pro-forma financial statement.

                     SEMTECH CORPORATION AND SUBSIDIARIES
                     ------------------------------------

               NOTES TO UNAUDITED PRO-FORMA COMBINED STATEMENTS
               ------------------------------------------------



(a)    Assumes the merger was consummated at the end of the period.

(b) The pro-forma profit and loss adjustments do not include non-recurring merger expenses to be incurred by the Company estimated at approximately $490,000, and related tax benefit of approximately $190,000.

(c) Represents intercompany sales and related accounts receivable and accounts payable.

(d) Based on exchanging 147,566 shares of Gamma Inc. stock for 775,000 shares of Semtech Corporation common stock as if the merger had occurred on January 31, 1994, the beginning of the fiscal year.

(e) Represents non-recurring merger expenses estimated at approximately $300,000, net of tax benefit.